Exhibit 4.1

                        AGREEMENT FOR CONSULTING SERVICES

AGREEMENT made and entered into as of this tenth day of January, 2003 (the "Agreement"), by and between Barrington Foods International, Inc., a Nevada corporation (the "Company") with principal offices in Las Vegas, NV and Richard
A. Taulli, a Nevada resident ("Consultant") and supercedes any and all earlier agreements pertaining to the Company and Consultant.

Whereas, the Consultant is in the business of providing services, advice and management services to companies and the Company believes such experience is in its best interest to utilize, and

Whereas, the Company formally desires to engage Consultant to continue to provide such services in accordance with the terms and conditions hereinafter set forth;

Now, therefore, the Company and Consultant agree as follows:

1. Engagement. The Company agrees to engage Consultant and Consultant agrees to provide services, advice, management services to the Company. It is hereby agreed and acknowledged that by this agreement, Consultant is not made an agent of the Company and shall not act as an authorized agent of the Company.

2. Term. The term of this agreement shall commence on the date hereof and shall continue for a period of six (6) months.

3. Services. Consultant shall render advice and assistance to the Company on business related matters (the "Services") and in connection there with shall:

     (a) cause its principals to attend meetings of the Company's Board of Directors or Executive Committee (s) when so requested by the Company;

     (b) cause its principals to attend meetings at the request of the Company and review, analyze and report on proposed business opportunities;

     (c) consult with the Company concerning on-going strategic corporate planning and long term investment policies, including any revision of the Company's business plan;

     (d) consult with, advise and assist the Company in identifying, studying and evaluating merger, acquisition, joint venture, strategic alliance, recapitalization and restructuring proposals, including the preparation of reports and studies thereon when advisable, and assist in negotiations and discussions pertaining thereto;

     (e) assist the Company in obtaining technical and advisory assistance from other professionals where necessary or advisable, including, but not limited to attorneys and accountants and assist such persons;

     (f) assist in the preparation and distribution of press releases, whenever appropriate, to be made available to the press in general, customers, suppliers and selected NASD broker-dealers, financial institutions, and the Company's shareholders;

     (g) assist in the preparation and distribution of corporate brochures and research reports to selected NASD broker-dealers, financial institutions, and the Company's shareholders;

     (h) assist the Company in implementing its financial public relations program, including, but not limited to distribution of collateral material to broker-dealer firms.

     (i) assist in the handling of outstanding legal issues and cases regarding the company including having full authority of the Board of Directors to settle any such matters.

     (j) provide the Company with advice related to aforementioned activities.

In connection with the Services to be rendered by Consultant, Consultant shall report to the Board of Directors and President of the Company and shall consult with those individuals on behalf of the Company in connection with its obligations set forth above. Consultant agrees to make itself available to evaluate all proposals that relate to any financing undertaken by the Company, subject to the limitations of Section 5 and 7 hereof.

Anything to the contrary herein notwithstanding, it is agreed at the Consultant's Services will not include any services that constitute opinions or performance of work that is in the ordinary purview of a certified public accountant or attorney or any work that is the ordinary purview of a registered broker/dealer or in connection with or related to the offer or sale of securities of the Company in a capital raising transaction.

4. Compensation.

     (a) The Company shal1 cause to be issued to the Consultant, as a non-refundable retainer for prior services rendered and for entering into this agreement 700,000 (seven hundred thousand) shares of its Common Stock which shall be issued pursuant to registration on Form S-8 under the Securities Act of 1933.

     (b) A11 out-of-pocket expenses incurred by the Consultant in the performance of the Services to be incurred hereunder shall be borne by the Company and paid upon submission of appropriate documentation thereof, provided however, prior authorization is required for amounts in excess of $ 250.

5. Best Efforts Basis. Subject to Section 7 and the last sentence of Section 5 hereof, Consultant agrees that it will at all times faithfully and to the best of its experience, ability and talents perform all the duties that may be required of it pursuant to the terms of this Agreement. The Company specifically acknowledges and agrees, however, that the services to be rendered by Consultant shal1 be conducted on a "best-efforts" basis and has not, cannot and does not guarantee that its efforts will have any impact on the Company's business or that any subsequent financial improvement will result from its efforts.

6. Company's Right to Approve Transaction. The Company shall give final approval to all transactions introduced by Consultant that involves the Company as a party to those agreements.

7. Non-Exclusive Services. The Company understands that Consultant is currently providing certain advisory and financial public relation services to other individuals and entities and agrees that Consultant is not prevented or barred from rendering services of the same nature or a similar nature to any other individuals or entities and acknowledges that such Services may from time to time conflict with the timing of and the rendering of Consultant's services. In addition, Consultant understands and agrees that the Company shall not be prevented or barred from retaining other persons or entities to provide services of the same or similar nature as those provided by Consultant.

8. Information Regarding Company. Consultant represents and warrants that it has received copies of the Company's financial statements and other disclosure documents (collectively, the "Disclosure Documents"). Consultant represents that it has read the Disclosure Documents and has reviewed all such information with its legal, financial and investment advisors to an extent it deemed such review necessary or appropriate. Because of the Company's financial condition and other factors, the receipt of capital stock of the Company as compensation under this Agreement involves a high degree of risk, including the risks that such stock may substantially decrease in value. The Consultant acknowledges and accepts that risk. Consultant further represents that it has been afforded the opportunity to discuss the Company with its management. As a result, Consultant is cognizant of the financial condition and operations of the Company, has available full information concerning its affairs and has been able to evaluate the merits and risks of being compensated in common stock of the Company. Consultant represents and warrants to the Company that it has received from the Company and has otherwise had access to all information necessary to verify the accuracy of the information in the Disclosure Documents.

9. Representations and Warranties of the Company. The Company represents and warrants to Consultant, each such representation and warranty being deemed to be material, that:

     (a) The Company will cooperate fully and timely with consultant to enable Consultant to perform its obligations under this Agreement;

     (b) The execution and performance of this agreement by the Company has been duly authorized by the Board of Directors of the Company in accordance with applicable law;

     (c) The performance by the Company of this Agreement will not violate any applicable court decree, law or regulation nor it will violate any provision of the organizational documents of the Company or any contractual obligation by which the Company may be bound;

     (d) Because Consultant will rely upon information being supplied it by the Company, all such information shall be true, accurate, complete and not misleading, in all material respects;

     (e) The Shares, when issued, will be duly and validly issued, fully paid and non-assessable with no personal liability to the ownership thereof;

     (f) The Company will act diligently and promptly in reviewing materials submitted to it by Consultant to enhance timely distribution of such materials and will inform Consultant of any inaccuracies contained therein prior to dissemination;

     (g) The services to be provided by Consultant to the Company hereunder are not in connection with or related to the offer or sale of securities of the Company in a capital raising transaction.

10. Representations and Warranties of Consultant. By virtue of the execution hereof, and in order to induce the Company to enter into this Agreement, Consultant hereby represents and warrants to the Company as follows:

     (a) It has full power and authority to enter into this Agreement, to enter into a consulting relationship with the Company and to otherwise perform this Agreement in the time and manner contemplated;

     (b) It has the requisite skill and experience to perform the services and to carry out and fulfill its duties and obligations hereunder;

     (c) The services to be provided by Consultant to the Company hereunder are not in connection with or related to the offer or sale of securities of the Company in a capital raising transaction,

     (d) Consultant is not an affiliate of or associated with any broker-dealers or associated with any finders which the doing or have done business with the Company.

11. Liability of Consultant. In furnishing the Company with management advice and other services as herein provided, Consultant shall not be liable to the Company or its creditors for errors of judgment or for anything except malfeasance or gross negligence in the performance of its duties or reckless disregard of the obligations and duties under the terms of this Agreement. It is further understood and agreed that Consultant may rely upon information furnished to it reasonably believed to be accurate and reliable and that, except as set forth herein in the first paragraph of this Section 11, Consultant shall not be accountable for any loss suffered by the Company by reason of the Company's action or non-action on the basis of any advice, recommendation or approval of Consultant.

The parties further acknowledge that Consultant undertakes no responsibility for the accuracy of any statements to be made by management contained in press releases or other communications, including, but not limited to, filings with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

12. Confidentiality. Until such time as the same may become publicly known, Consultant agrees that any information provided it by the Company, of a confidential nature will not be revealed or disclosed to any person or entities, except in the performance of this Agreement, and upon completion of the term of this Agreement and upon the written request of the Company, any original documentation provided by the Company will be returned to it. Consultant will, where it deems necessary, require confidentiality agreements from any associated persons where it reasonably believes they will come in contact with confidential material.

13. Notice. All notices, requests, demands and other communications provided for by this Agreement shall, where practical, be m writing and shall be deemed to have been given when mailed at any general or branch United States Post office enclosed in a certified post-paid envelope and addressed to the address of the respective party first above stated. Any notice of change of address shall only be effective however, when received.

14. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company, its successors, and assigns, including, without limitation, any corporation which may acquire all or substantially all of the Company's assets and business or into which the Company may be consolidated or merged and Consultant and its successors and assigns.

Consultant agrees that it will not sell, assign, transfer, convey, pledge or encumber this Agreement or his right, title or interest herein, without the prior written consent of the Company, this Agreement being intended to secure the personal services of Consultant.

15. Termination. Consultant agrees that the Company may terminate this Agreement at any time providing prior written notice of termination to Consultant. Any notice of termination shall only be effective however, when received.

The Company agrees that the Consultant may terminate this Agreement at any time providing prior written notice of termination to the Company. Any notice of termination shall only be effective however, when received.

16. Applicable Law. This Agreement shall be deemed to be a contract made under the laws of the State of Nevada, and for all purposes shall be construed in accordance with the laws of said state. The Company

     (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in Nevada State District Court, County of Clark, or in the United States District Court for the State of Nevada,
     (ii) waives any objection which the Company may have now or hereafter to the venue of any such suit, action, or proceeding, and
     (iii) gives irrevocable consent to the jurisdiction of the Nevada State District Court, County of Clark, and the United States District Court for the State of Nevada in any such suit, action or proceeding.

17. Other Agreements. This Agreement supersedes all prior understandings and agreements between the parties It may not be amended orally, but only by a writing signed by the parties hereto.

18. Non-Waiver. No delay or failure by either party in exercising any right under this Agreement, and no partial or single exercise of that right shall constitutes a waiver of that or any other right.

19. Heading. Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shaI1 be deemed an original but all of which together shall constitute one and the same instrument.

In Witness Whereof, the parties hereto have executed this Agreement the day and year first above written.

Barrington Foods International, Inc.           Richard A. Taulli

By ______________________________              By ______________________________

                        AGREEMENT FOR CONSULTING SERVICES

AGREEMENT made and entered into as of this tenth day of January, 2003 (the "Agreement"), by and between Barrington Foods International, Inc., a Nevada corporation (the "Company") with principal offices in Las Vegas, NV and Deborah
L. Murphy, a Nevada resident ("Consultant") and supercedes any and all earlier agreements pertaining to the Company and Consultant.

Whereas, the Consultant is in the business of providing services, advice and management services to companies and the Company believes such experience is in its best interest to utilize, and

Whereas, the Company formally desires to engage Consultant to continue to provide such services in accordance with the terms and conditions hereinafter set forth;

Now, therefore, the Company and Consultant agree as follows:

1. Engagement. The Company agrees to engage Consultant and Consultant agrees to provide services, advice, management services to the Company. It is hereby agreed and acknowledged that by this agreement, Consultant is not made an agent of the Company and shall not act as an authorized agent of the Company.

2. Term. The term of this agreement shall commence on the date hereof and shall continue for a period of six (6) months.

3. Services. Consultant shall render advice and assistance to the Company on business related matters (the "Services") and in connection there with shall:

     (a) cause its principals to attend meetings of the Company's Board of Directors or Executive Committee (s) when so requested by the Company;

     (b) cause its principals to attend meetings at the request of the Company and review, analyze and report on proposed business opportunities;

     (c) consult with the Company concerning on-going strategic corporate planning and long term investment policies, including any revision of the Company's business plan;

     (d) consult with, advise and assist the Company in identifying, studying and evaluating merger, acquisition, joint venture, strategic alliance, recapitalization and restructuring proposals, including the preparation of reports and studies thereon when advisable, and assist in negotiations and discussions pertaining thereto;

     (e) assist the Company in obtaining technical and advisory assistance from other professionals where necessary or advisable, including, but not limited to attorneys and accountants and assist such persons;

     (f) assist in the preparation and distribution of press releases, whenever appropriate, to be made available to the press in general, customers, suppliers and selected NASD broker-dealers, financial institutions, and the Company's shareholders;

     (g) assist in the preparation and distribution of corporate brochures and research reports to selected NASD broker-dealers, financial institutions, and the Company's shareholders;

     (h) assist the Company in implementing its financial public relations program, including, but not limited to distribution of collateral material to broker-dealer firms.

     (i) assist in the handling of outstanding legal issues and cases regarding the company including having full authority of the Board of Directors to settle any such matters.

     (j) provide the Company with advice related to aforementioned activities.

In connection with the Services to be rendered by Consultant, Consultant shall report to the Board of Directors and President of the Company and shall consult with those individuals on behalf of the Company in connection with its obligations set forth above. Consultant agrees to make itself available to evaluate all proposals that relate to any financing undertaken by the Company, subject to the limitations of Section 5 and 7 hereof.

Anything to the contrary herein notwithstanding, it is agreed at the Consultant's Services will not include any services that constitute opinions or performance of work that is in the ordinary purview of a certified public accountant or attorney or any work that is the ordinary purview of a registered broker/dealer or in connection with or related to the offer or sale of securities of the Company in a capital raising transaction.

4. Compensation.

     (a) The Company shal1 cause to be issued to the Consultant, as a non-refundable retainer for prior services rendered and for entering into this agreement 700,000 (seven hundred thousand) shares of its Common Stock which shall be issued pursuant to registration on Form S-8 under the Securities Act of 1933.

     (b) A11 out-of-pocket expenses incurred by the Consultant in the performance of the Services to be incurred hereunder shall be borne by the Company and paid upon submission of appropriate documentation thereof, provided however, prior authorization is required for amounts in excess of $ 250.

5. Best Efforts Basis. Subject to Section 7 and the last sentence of Section 5 hereof, Consultant agrees that it will at all times faithfully and to the best of its experience, ability and talents perform all the duties that may be required of it pursuant to the terms of this Agreement. The Company specifically acknowledges and agrees, however, that the services to be rendered by Consultant shal1 be conducted on a "best-efforts" basis and has not, cannot and does not guarantee that its efforts will have any impact on the Company's business or that any subsequent financial improvement will result from its efforts.

6. Company's Right to Approve Transaction. The Company shall give final approval to all transactions introduced by Consultant that involves the Company as a party to those agreements.

7. Non-Exclusive Services. The Company understands that Consultant is currently providing certain advisory and financial public relation services to other individuals and entities and agrees that Consultant is not prevented or barred from rendering services of the same nature or a similar nature to any other individuals or entities and acknowledges that such Services may from time to time conflict with the timing of and the rendering of Consultant's services. In addition, Consultant understands and agrees that the Company shall not be prevented or barred from retaining other persons or entities to provide services of the same or similar nature as those provided by Consultant.

8. Information Regarding Company. Consultant represents and warrants that it has received copies of the Company's financial statements and other disclosure documents (collectively, the "Disclosure Documents"). Consultant represents that it has read the Disclosure Documents and has reviewed all such information with its legal, financial and investment advisors to an extent it deemed such review necessary or appropriate. Because of the Company's financial condition and other factors, the receipt of capital stock of the Company as compensation under this Agreement involves a high degree of risk, including the risks that such stock may substantially decrease in value. The Consultant acknowledges and accepts that risk. Consultant further represents that it has been afforded the opportunity to discuss the Company with its management. As a result, Consultant is cognizant of the financial condition and operations of the Company, has available full information concerning its affairs and has been able to evaluate the merits and risks of being compensated in common stock of the Company. Consultant represents and warrants to the Company that it has received from the Company and has otherwise had access to all information necessary to verify the accuracy of the information in the Disclosure Documents.

9. Representations and Warranties of the Company. The Company represents and warrants to Consultant, each such representation and warranty being deemed to be material, that:

     (a) The Company will cooperate fully and timely with consultant to enable Consultant to perform its obligations under this Agreement;

     (b) The execution and performance of this agreement by the Company has been duly authorized by the Board of Directors of the Company in accordance with applicable law;

     (c) The performance by the Company of this Agreement will not violate any applicable court decree, law or regulation nor it will violate any provision of the organizational documents of the Company or any contractual obligation by which the Company may be bound;

     (d) Because Consultant will rely upon information being supplied it by the Company, all such information shall be true, accurate, complete and not misleading, in all material respects;

     (e) The Shares, when issued, will be duly and validly issued, fully paid and non-assessable with no personal liability to the ownership thereof;

     (f) The Company will act diligently and promptly in reviewing materials submitted to it by Consultant to enhance timely distribution of such materials and will inform Consultant of any inaccuracies contained therein prior to dissemination;

     (g) The services to be provided by Consultant to the Company hereunder are not in connection with or related to the offer or sale of securities of the Company in a capital raising transaction.

10. Representations and Warranties of Consultant. By virtue of the execution hereof, and in order to induce the Company to enter into this Agreement, Consultant hereby represents and warrants to the Company as follows:

     (a) It has full power and authority to enter into this Agreement, to enter into a consulting relationship with the Company and to otherwise perform this Agreement in the time and manner contemplated;

     (b) It has the requisite skill and experience to perform the services and to carry out and fulfill its duties and obligations hereunder;

     (c)The services to be provided by Consultant to the Company hereunder are not in connection with or related to the offer or sale of securities of the Company in a capital raising transaction,

     (d) Consultant is not an affiliate of or associated with any broker-dealers or associated with any finders which the doing or have done business with the Company.

11. Liability of Consultant. In furnishing the Company with management advice and other services as herein provided, Consultant shall not be liable to the Company or its creditors for errors of judgment or for anything except malfeasance or gross negligence in the performance of its duties or reckless disregard of the obligations and duties under the terms of this Agreement. It is further understood and agreed that Consultant may rely upon information furnished to it reasonably believed to be accurate and reliable and that, except as set forth herein in the first paragraph of this Section 11, Consultant shall not be accountable for any loss suffered by the Company by reason of the Company's action or non-action on the basis of any advice, recommendation or approval of Consultant.

The parties further acknowledge that Consultant undertakes no responsibility for the accuracy of any statements to be made by management contained in press releases or other communications, including, but not limited to, filings with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

12. Confidentiality. Until such time as the same may become publicly known, Consultant agrees that any information provided it by the Company, of a confidential nature will not be revealed or disclosed to any person or entities, except in the performance of this Agreement, and upon completion of the term of this Agreement and upon the written request of the Company, any original documentation provided by the Company will be returned to it. Consultant will, where it deems necessary, require confidentiality agreements from any associated persons where it reasonably believes they will come in contact with confidential material.

13. Notice. All notices, requests, demands and other communications provided for by this Agreement shall, where practical, be m writing and shall be deemed to have been given when mailed at any general or branch United States Post office enclosed in a certified post-paid envelope and addressed to the address of the respective party first above stated. Any notice of change of address shall only be effective however, when received.

14. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company, its successors, and assigns, including, without limitation, any corporation which may acquire all or substantially all of the Company's assets and business or into which the Company may be consolidated or merged and Consultant and its successors and assigns.

Consultant agrees that it will not sell, assign, transfer, convey, pledge or encumber this Agreement or his right, title or interest herein, without the prior written consent of the Company, this Agreement being intended to secure the personal services of Consultant.

15. Termination. Consultant agrees that the Company may terminate this Agreement at any time providing prior written notice of termination to Consultant. Any notice of termination shall only be effective however, when received.

The Company agrees that the Consultant may terminate this Agreement at any time providing prior written notice of termination to the Company. Any notice of termination shall only be effective however, when received.

16. Applicable Law. This Agreement shall be deemed to be a contract made under the laws of the State of Nevada, and for all purposes shall be construed in accordance with the laws of said state. The Company

     (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in Nevada State District Court, County of Clark, or in the United States District Court for the State of Nevada,
     (ii) waives any objection which the Company may have now or hereafter to the venue of any such suit, action, or proceeding, and
     (iii) gives irrevocable consent to the jurisdiction of the Nevada State District Court, County of Clark, and the United States District Court for the State of Nevada in any such suit, action or proceeding.

17. Other Agreements. This Agreement supersedes all prior understandings and agreements between the parties It may not be amended orally, but only by a writing signed by the parties hereto.

18. Non-Waiver. No delay or failure by either party in exercising any right under this Agreement, and no partial or single exercise of that right shall constitutes a waiver of that or any other right.

19. Heading. Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shaI1 be deemed an original but all of which together shall constitute one and the same instrument.

In Witness Whereof, the parties hereto have executed this Agreement the day and year first above written.

Barrington Foods International, Inc.           Deborah L. Murphy

By ______________________________              By ______________________________

                        AGREEMENT FOR CONSULTING SERVICES

AGREEMENT made and entered into as of this tenth day of January, 2003 (the "Agreement"), by and between Barrington Foods International, Inc., a Nevada corporation (the "Company") with principal offices in Las Vegas, NV and Barry Gore, a Nevada resident ("Consultant") and supercedes any and all earlier agreements pertaining to the Company and Consultant.

Whereas, the Consultant is in the business of providing services, advice and management services to companies and the Company believes such experience is in its best interest to utilize, and

Whereas, the Company formally desires to engage Consultant to continue to provide such services in accordance with the terms and conditions hereinafter set forth;

Now, therefore, the Company and Consultant agree as follows:

1. Engagement. The Company agrees to engage Consultant and Consultant agrees to provide services, advice, management services to the Company. It is hereby agreed and acknowledged that by this agreement, Consultant is not made an agent of the Company and shall not act as an authorized agent of the Company.

2. Term. The term of this agreement shall commence on the date hereof and shall continue for a period of six (6) months.

3. Services. Consultant shall render advice and assistance to the Company on business related matters (the "Services") and in connection there with shall:

     (a) cause its principals to attend meetings of the Company's Board of Directors or Executive Committee (s) when so requested by the Company;

     (b) cause its principals to attend meetings at the request of the Company and review, analyze and report on proposed business opportunities;

     (c) consult with the Company concerning on-going strategic corporate planning and long term investment policies, including any revision of the Company's business plan;

     (d) consult with, advise and assist the Company in identifying, studying and evaluating merger, acquisition, joint venture, strategic alliance, recapitalization and restructuring proposals, including the preparation of reports and studies thereon when advisable, and assist in negotiations and discussions pertaining thereto;

     (e) assist the Company in obtaining technical and advisory assistance from other professionals where necessary or advisable, including, but not limited to attorneys and accountants and assist such persons;

     (f) assist in the preparation and distribution of press releases, whenever appropriate, to be made available to the press in general, customers, suppliers and selected NASD broker-dealers, financial institutions, and the Company's shareholders;

     (g) assist in the preparation and distribution of corporate brochures and research reports to selected NASD broker-dealers, financial institutions, and the Company's shareholders;

     (h) assist the Company in implementing its financial public relations program, including, but not limited to distribution of collateral material to broker-dealer firms.

     (i) assist in the handling of outstanding legal issues and cases regarding the company including having full authority of the Board of Directors to settle any such matters.

     (j) provide the Company with advice related to aforementioned activities.

In connection with the Services to be rendered by Consultant, Consultant shall report to the Board of Directors and President of the Company and shall consult with those individuals on behalf of the Company in connection with its obligations set forth above. Consultant agrees to make itself available to evaluate all proposals that relate to any financing undertaken by the Company, subject to the limitations of Section 5 and 7 hereof.

Anything to the contrary herein notwithstanding, it is agreed at the Consultant's Services will not include any services that constitute opinions or performance of work that is in the ordinary purview of a certified public accountant or attorney or any work that is the ordinary purview of a registered broker/dealer or in connection with or related to the offer or sale of securities of the Company in a capital raising transaction.

4. Compensation.

     (a) The Company shal1 cause to be issued to the Consultant, as a non-refundable retainer for prior services rendered and for entering into this agreement 700,000 (seven hundred thousand) shares of its Common Stock which shall be issued pursuant to registration on Form S-8 under the Securities Act of 1933.

     (b) A11 out-of-pocket expenses incurred by the Consultant in the performance of the Services to be incurred hereunder shall be borne by the Company and paid upon submission of appropriate documentation thereof, provided however, prior authorization is required for amounts in excess of $ 250.

5. Best Efforts Basis. Subject to Section 7 and the last sentence of Section 5 hereof, Consultant agrees that it will at all times faithfully and to the best of its experience, ability and talents perform all the duties that may be required of it pursuant to the terms of this Agreement. The Company specifically acknowledges and agrees, however, that the services to be rendered by Consultant shal1 be conducted on a "best-efforts" basis and has not, cannot and does not guarantee that its efforts will have any impact on the Company's business or that any subsequent financial improvement will result from its efforts.

6. Company's Right to Approve Transaction. The Company shall give final approval to all transactions introduced by Consultant that involves the Company as a party to those agreements.

7. Non-Exclusive Services. The Company understands that Consultant is currently providing certain advisory and financial public relation services to other individuals and entities and agrees that Consultant is not prevented or barred from rendering services of the same nature or a similar nature to any other individuals or entities and acknowledges that such Services may from time to time conflict with the timing of and the rendering of Consultant's services. In addition, Consultant understands and agrees that the Company shall not be prevented or barred from retaining other persons or entities to provide services of the same or similar nature as those provided by Consultant.

8. Information Regarding Company. Consultant represents and warrants that it has received copies of the Company's financial statements and other disclosure documents (collectively, the "Disclosure Documents"). Consultant represents that it has read the Disclosure Documents and has reviewed all such information with its legal, financial and investment advisors to an extent it deemed such review necessary or appropriate. Because of the Company's financial condition and other factors, the receipt of capital stock of the Company as compensation under this Agreement involves a high degree of risk, including the risks that such stock may substantially decrease in value. The Consultant acknowledges and accepts that risk. Consultant further represents that it has been afforded the opportunity to discuss the Company with its management. As a result, Consultant is cognizant of the financial condition and operations of the Company, has available full information concerning its affairs and has been able to evaluate the merits and risks of being compensated in common stock of the Company. Consultant represents and warrants to the Company that it has received from the Company and has otherwise had access to all information necessary to verify the accuracy of the information in the Disclosure Documents.

9. Representations and Warranties of the Company. The Company represents and warrants to Consultant, each such representation and warranty being deemed to be material, that:

     (a) The Company will cooperate fully and timely with consultant to enable Consultant to perform its obligations under this Agreement;

     (b) The execution and performance of this agreement by the Company has been duly authorized by the Board of Directors of the Company in accordance with applicable law;

     (c) The performance by the Company of this Agreement will not violate any applicable court decree, law or regulation nor it will violate any provision of the organizational documents of the Company or any contractual obligation by which the Company may be bound;

     (d) Because Consultant will rely upon information being supplied it by the Company, all such information shall be true, accurate, complete and not misleading, in all material respects;

     (e) The Shares, when issued, will be duly and validly issued, fully paid and non-assessable with no personal liability to the ownership thereof;

     (f) The Company will act diligently and promptly in reviewing materials submitted to it by Consultant to enhance timely distribution of such materials and will inform Consultant of any inaccuracies contained therein prior to dissemination;

     (g) The services to be provided by Consultant to the Company hereunder are not in connection with or related to the offer or sale of securities of the Company in a capital raising transaction.

10. Representations and Warranties of Consultant. By virtue of the execution hereof, and in order to induce the Company to enter into this Agreement, Consultant hereby represents and warrants to the Company as follows:

     (a) It has full power and authority to enter into this Agreement, to enter into a consulting relationship with the Company and to otherwise perform this Agreement in the time and manner contemplated;

     (b) It has the requisite skill and experience to perform the services and to carry out and fulfill its duties and obligations hereunder;

     (c)The services to be provided by Consultant to the Company hereunder are not in connection with or related to the offer or sale of securities of the Company in a capital raising transaction,

     (d) Consultant is not an affiliate of or associated with any broker-dealers or associated with any finders which the doing or have done business with the Company.

11. Liability of Consultant. In furnishing the Company with management advice and other services as herein provided, Consultant shall not be liable to the Company or its creditors for errors of judgment or for anything except malfeasance or gross negligence in the performance of its duties or reckless disregard of the obligations and duties under the terms of this Agreement. It is further understood and agreed that Consultant may rely upon information furnished to it reasonably believed to be accurate and reliable and that, except as set forth herein in the first paragraph of this Section 11, Consultant shall not be accountable for any loss suffered by the Company by reason of the Company's action or non-action on the basis of any advice, recommendation or approval of Consultant.

The parties further acknowledge that Consultant undertakes no responsibility for the accuracy of any statements to be made by management contained in press releases or other communications, including, but not limited to, filings with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

12. Confidentiality. Until such time as the same may become publicly known, Consultant agrees that any information provided it by the Company, of a confidential nature will not be revealed or disclosed to any person or entities, except in the performance of this Agreement, and upon completion of the term of this Agreement and upon the written request of the Company, any original documentation provided by the Company will be returned to it. Consultant will, where it deems necessary, require confidentiality agreements from any associated persons where it reasonably believes they will come in contact with confidential material.

13. Notice. All notices, requests, demands and other communications provided for by this Agreement shall, where practical, be m writing and shall be deemed to have been given when mailed at any general or branch United States Post office enclosed in a certified post-paid envelope and addressed to the address of the respective party first above stated. Any notice of change of address shall only be effective however, when received.

14. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company, its successors, and assigns, including, without limitation, any corporation which may acquire all or substantially all of the Company's assets and business or into which the Company may be consolidated or merged and Consultant and its successors and assigns.

Consultant agrees that it will not sell, assign, transfer, convey, pledge or encumber this Agreement or his right, title or interest herein, without the prior written consent of the Company, this Agreement being intended to secure the personal services of Consultant.

15. Termination. Consultant agrees that the Company may terminate this Agreement at any time providing prior written notice of termination to Consultant. Any notice of termination shall only be effective however, when received.

The Company agrees that the Company may terminate this Agreement at any time providing prior written notice of termination to the Company. Any notice of termination shall only be effective however, when received.

16. Applicable Law. This Agreement shall be deemed to be a contract made under the laws of the State of Nevada, and for all purposes shall be construed in accordance with the laws of said state. The Company

     (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in Nevada State District Court, County of Clark, or in the United States District Court for the State of Nevada,
     (ii) waives any objection which the Company may have now or hereafter to the venue of any such suit, action, or proceeding, and
     (iii) gives irrevocable consent to the jurisdiction of the Nevada State District Court, County of Clark, and the United States District Court for the State of Nevada in any such suit, action or proceeding.

17. Other Agreements. This Agreement supersedes all prior understandings and agreements between the parties It may not be amended orally, but only by a writing signed by the parties hereto.

18. Non-Waiver. No delay or failure by either party in exercising any right under this Agreement, and no partial or single exercise of that right shall constitutes a waiver of that or any other right.

19. Heading. Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shaI1 be deemed an original but all of which together shall constitute one and the same instrument.

In Witness Whereof, the parties hereto have executed this Agreement the day and year first above written.

Barrington Foods International, Inc.           Barry Gore

By ______________________________              By ______________________________